UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2019

LEGACYTEXAS FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-34737	27-2176993
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5851 Legacy Circle, Plano, Texas		75024
(Address of principal executive offices)		(Zip Code)

(972) 578-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LTXB	Nasdaq Global Select Market

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2):

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

This Current Report on Form 8-K is being filed to update and supplement the disclosures in the joint proxy statement/prospectus (the “Proxy Statement”) filed by Prosperity Bancshares, Inc. (“Prosperity”) and LegacyTexas Financial Group, Inc. (“Legacy”) with the Securities and Exchange Commission (the “SEC”) on September 17, 2019, and mailed or otherwise delivered to Prosperity shareholders and Legacy stockholders on or about September 20, 2019. The information contained in this Current Report is incorporated by reference into the Proxy Statement. These supplemental disclosures should be read together with the Proxy Statement, which should be read in its entirety. To the extent that the information set forth herein differs from or updates information contained in the Proxy Statement, the information set forth herein shall supersede or supplement the information in the Proxy Statement. Defined terms used but not defined herein have the meanings set forth in the Proxy Statement.

Lawsuits have been filed in the U.S. District Court for the District of Maryland and the U.S. District Court for the Eastern District of Texas, in each case on behalf of a purported class of Legacy stockholders, alleging deficiencies in the disclosures in the Proxy Statement. Prosperity and Legacy believe that the claims asserted are without merit.

Although Prosperity and Legacy believe that the disclosures set forth in the Proxy Statement comply fully with applicable law, in order to moot plaintiffs’ disclosure claims, avoid nuisance, potential expense and delay and provide additional information to Prosperity shareholders and Legacy stockholders, Prosperity and Legacy have determined to voluntarily supplement the Proxy Statement with the below supplemental disclosures.

Nothing in the below supplemental disclosures shall be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein or in the Proxy Statement. To the contrary, Prosperity and Legacy deny all allegations in the lawsuits referred to above that any additional disclosure was or is required.

Legacy makes the following amended and supplemental disclosures.

Supplemental Disclosures to the Proxy Statement

The paragraph that begins with “On October 20, 2017” beginning on page 61 of the Proxy Statement is hereby amended and supplemented by adding the bolded and underlined language below:

On October 20, 2017, as a result of preliminary conversations, Legacy and Party C entered into a non-disclosure agreement in order to permit the sharing of confidential information between the parties. The non-disclosure agreement, which will terminate on October 20, 2019, did not obligate either party to engage in a transaction. Likewise, the non-disclosure agreement did not prohibit either party from engaging in discussions with other parties or from considering alternative transactions. The non-disclosure agreement contained a standstill provision, which prohibited either party from acquiring the other party’s equity securities and taking certain other actions relating to the acquisition of control of the other party. The standstill provision, which did not contain a “don’t ask, don’t waive” provision, terminated on October 20, 2018. Legacy and Party C also entered into a term sheet providing for a non-binding indication of interest for Legacy to acquire Party C, subject to Legacy’s completion of due diligence. Legacy and Party C commenced cross-diligence on that date, which continued until December 21, 2017. On that date, Legacy and Party C mutually determined not to proceed with a transaction.

The paragraph that begins with “On May 31, 2019” beginning on page 65 of the Proxy Statement is hereby amended and supplemented by adding the following sentence immediately after the first sentence of such paragraph:

Specifically, they discussed that it would benefit the combined company to have Mr. Hanigan serve as President and Chief Operating Officer of the combined company, Mr. Hanigan and two other existing Legacy directors serve on the board of directors of the combined company, and Mr. Davenport serve as Prosperity Bank’s Senior Executive Vice President and Director of Corporate Strategy and as a member of Prosperity Bank’s board of directors.

The paragraph that begins with “Legacy’s board of directors met on June 14, 2019” on page 66 of the Proxy Statement is hereby amended and supplemented by adding the following sentence immediately after the last sentence of such paragraph:

Mr. Hanigan recused himself because he had financial interests in the merger that were different from, or in addition to, those of Legacy’s stockholders generally. These interests include, among others, payments in connection with his existing employment agreement, and Prosperity Bank and Legacy Bank entering into a new employment agreement with him pursuant to which he would serve as Prosperity Bank’s President effective upon, and subject to the occurrence of, the effective time. For a discussion of these interests, see “—Financial Interests of Directors and Officers of Legacy in the Merger” beginning on page 93.

The fourth paragraph under the caption “Legacy Public Trading Multiples Analysis” on page 73 of the Proxy Statement is hereby amended and supplemented by adding the following sentence and table immediately after the last sentence of such paragraph:

The following table sets forth the P/CY 2020E EPS, P/TBV and CY 2020E ROATCE for Legacy and each Legacy selected regional bank:

	P/CY 2020E EPS	P/TBV	CY 2020E ROATCE
Enterprise Financial Services Corp.	9.5x	1.9x	17.2%
Independent Bank Group, Inc.	9.4x	2.0x	18.1%
LegacyTexas Financial Group, Inc.	10.8x	1.9x	15.2%
Texas Capital Bancshares, Inc.	9.0x	1.2x	11.9%
Veritex Holdings, Inc.	9.6x	1.9x	17.5%

The fourth paragraph under the caption “Prosperity Trading Multiples Analysis” that begins on page 74 of the Proxy Statement is hereby amended and supplemented by adding the following sentence and table immediately after the last sentence of such paragraph:

The following table sets forth the P/CY 2020E EPS, P/TBV and CY 2020E ROATCE for Prosperity and each Prosperity selected regional bank:

	P/CY 2020E EPS	P/TBV	CY 2020E ROATCE
BancFirst Corporation	14.3x	2.2x	14.4%
Cullen/Frost Bankers, Inc.	13.0x	2.1x	14.7%
Prosperity Bancshares, Inc.	13.4x	2.2x	14.5%
Southside Bancshares, Inc.	14.2x	2.1x	14.0%
UMB Financial Corporation	13.1x	1.4x	10.1%

The paragraph under the caption “Certain Projections Regarding Legacy” on page 91 of the Proxy Statement is hereby amended and supplemented by adding the bolded and underlined language below:

Legacy management provided Prosperity and J.P. Morgan with Legacy management’s estimates of certain income metrics for Legacy as well as estimated long-term earnings and balance sheet growth rates and certain other assumptions to be used to extrapolate Legacy’s financial results thereafter. Legacy and Prosperity directed J.P. Morgan and KBW, respectively, to use an estimated EPS (prior to anticipated cost savings) for Legacy of $2.97 for full fiscal year 2019, based on publicly available consensus “street estimates” (with net income adjusted downward by Legacy management by $8 million), and $3.48 and $3.44, respectively, for the fiscal year 2020, based on publicly available consensus “street estimates.” Legacy and Prosperity also directed their respective financial advisors to use annual net income growth rate assumptions for Legacy of 7% for fiscal year 2021 (with a downward adjustment to net income for 2021 of $2 million, reflecting the impact of lost interchange income caused by the Durbin Amendment), 7% for fiscal years 2022 and 2023, 5% for fiscal year 2024 and, in the case of Prosperity’s financial advisor, 4% in fiscal year 2025 (in each case, with a downward adjustment to net income of $4 million for 2022 through 2025, reflecting the impact of lost interchange income caused by the Durbin Amendment). Legacy provided J.P. Morgan with estimated 2024 net income for Legacy of $207 million (after giving effect to the impact of lost interchange income caused by the Durbin Amendment). In addition, Legacy directed J.P. Morgan to use estimated annual dividend amounts per share for Legacy of $1.01, $1.09, $1.15, $1.21, $1.30 and $1.37 for 2019, 2020, 2021, 2022, 2023 and 2024, respectively. As further discussed under “Market Price and Dividend Information—Legacy,” Legacy may only pay dividends when, as and if declared by Legacy’s board of directors out of funds legally available for that purpose and any such declaration is subject to other regulatory restrictions. If the merger is consummated, the combined company will be subject to similar restrictions on the declaration of dividends as described under “Market Price and Dividend Information—Prosperity.” Finally, Legacy and Prosperity directed their respective financial advisors to use publicly available consensus “street estimates” of total assets of Legacy as of December 31, 2019 and December 31, 2020 of approximately $9.8 billion and $10.4 billion, respectively. Legacy and Prosperity directed J.P. Morgan and KBW, respectively, to use annual asset growth rate assumptions for Legacy’s total assets of approximately 5% for fiscal years 2021, 2022 and 2023, and 4% and 3%, respectively, for fiscal year 2024.

The paragraph under the caption “Certain Projections Regarding Prosperity” beginning on page 91 of the Proxy Statement is hereby amended and supplemented by adding the bolded and underlined language below:

Prosperity management provided Legacy and KBW with Prosperity management’s estimates of certain income metrics for Prosperity as well as estimated long-term earnings and balance sheet growth rates and certain other assumptions to be used to extrapolate Prosperity’s financial results thereafter. Prosperity and Legacy directed KBW and J.P. Morgan, respectively, to use publicly available consensus “street estimates” of EPS for Prosperity of $4.81 and $4.80, respectively, for the full fiscal year 2019 and $5.05 for fiscal year 2020, and publicly available consensus “street estimates” of total assets of Prosperity of approximately $22.9 billion as of December 31, 2019 and approximately $23.8 billion and $23.7 billion, respectively, as of December 31, 2020. Prosperity also provided Legacy and KBW with annual net income growth rate assumptions for Prosperity of 5% for fiscal years 2021, 2022 and 2023, 4% for fiscal year 2024 and 3% for fiscal year 2025, and an annual asset growth rate assumption for Prosperity of approximately 3%. Legacy directed J.P. Morgan to use annual net income growth rate assumptions for Prosperity of 4% for fiscal years 2021, 2022 and 2023 and 3% for fiscal year 2024, and annual asset growth rate assumptions for Prosperity of approximately 3.5% for fiscal years 2021, 2022 and 2023 and 3% for fiscal year 2024. Legacy directed J.P. Morgan to use estimated 2024 net income for Prosperity of $409 million. In addition, Legacy directed J.P. Morgan to use estimated annual dividend amounts per share for Prosperity of $1.68, $1.79, $1.86, $1.94, $2.01 and $2.07 for 2019, 2020, 2021, 2022, 2023 and 2024, respectively. There can be no assurance that Prosperity will declare dividends in these amounts. As further discussed under “Market Price and Dividend Information—Prosperity,” Prosperity may only pay dividends when, as and if declared by Prosperity’s board of directors out of funds legally available for that purpose and any such declaration is subject to other regulatory restrictions.

Cautionary Notes on Forward Looking Statements

This communication contains statements which, to the extent they are not statements of historical fact, constitute “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. From time to time, oral or written forward-looking statements may also be included in other information released to the public. Such statements are typically, but not exclusively, identified by the use in the statements of words or phrases such as “aim,” “anticipate,” “estimate,” “expect,” “goal,” “guidance,” “intend,” “is anticipated,” “is expected,” “is intended,” “objective,” “plan,” “projected,” “projection,” “will affect,” “will be,” “will continue,” “will decrease,” “will grow,” “will impact,” “will increase,” “will incur,” “will reduce,” “will remain,” “will result,” “would be,” variations of such words or phrases (including where the word “could,” “may,” or “would” is used rather than the word “will” in a phrase) and similar words and phrases indicating that the statement addresses some future result, occurrence, plan or objective. These forward-looking statements may include information about Legacy’s and Prosperity’s possible or assumed future economic performance or future results of operations, including future revenues, income, expenses, provision for loan losses, provision for taxes, effective tax rate, earnings per share and cash flows and Legacy’s or Prosperity’s future capital expenditures and dividends, future financial condition and changes therein, including changes in Legacy’s and Prosperity’s loan portfolio and allowance for loan losses, future capital structure or changes therein, as well as the plans and objectives of management for Legacy’s or Prosperity’s future operations, future or proposed acquisitions, the future or expected effect of acquisitions on Legacy’s or Prosperity’s operations, results of operations, financial condition, and future economic performance, statements about the anticipated benefits of the proposed transaction, and statements about the assumptions underlying any such statement. The forward-looking statements are based on expectations and assumptions Legacy and Prosperity currently believe to be valid. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Many possible events or factors could adversely affect the future financial results and performance of Legacy, Prosperity or the combined company and could cause those results or performance to differ materially from those expressed in the forward-looking statements. Such risks and uncertainties include, among others: the occurrence of any event, change or other circumstance that could give rise to the right of one or both of the parties to terminate the merger agreement between Legacy and Prosperity, the outcome of any legal proceedings that may be or have been instituted against Legacy or Prosperity, delays in completing the transaction, the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) or shareholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all, the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors generally, or specifically in the Dallas/Fort Worth area where Legacy does a majority of its business and Prosperity has a significant presence, the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, diversion of management’s attention from ongoing business operations and opportunities, potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction, Prosperity’s ability to complete the acquisition and integration of Legacy successfully, and the dilution caused by Prosperity’s issuance of additional shares of its common stock in connection with the transaction. Each of Legacy and Prosperity disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information on Legacy, Prosperity and factors which could affect the forward-looking statements contained herein can be found in Legacy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, its Quarterly Report on Form 10-Q for the three- and six-month period ended June 30, 2019 and its other filings with the Securities and Exchange Commission (the “SEC”), and in Prosperity’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, its Quarterly Report on Form 10-Q for the three- and six-month period ended June 30, 2019 and its other filings with the SEC.

Additional Information about the Merger and Where to Find It

In connection with the proposed merger of Legacy into Prosperity, Legacy and Prosperity each filed with the SEC the Proxy Statement on September 17, 2019. Legacy and Prosperity sent to the Proxy Statement to the stockholders of Legacy and shareholders of Prosperity, respectively, seeking their approval of the proposed transaction.

WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4 FILED BY PROSPERITY, THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT LEGACY, PROSPERITY AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. Documents filed with the SEC by Legacy are available free of charge by directing a request by telephone or mail to Legacy Financial Group, Inc., 5851 Legacy Circle, Suite 1200, Plano, Texas 75024, (972) 578-5000, and documents filed with the SEC by Prosperity are available free of charge by directing a request by telephone or mail to Prosperity Bancshares, Inc., Prosperity Bank Plaza, 4295 San Felipe, Houston, Texas 77027 Attn: Investor Relations, (281) 269-7199.

Participants in the Solicitation

Legacy, Prosperity and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Legacy and the shareholders of Prosperity in connection with the proposed transaction. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, is included in the Proxy Statement regarding the proposed transaction filed with the SEC by Prosperity and Legacy. Additional information about Legacy and its directors and executive officers may be found in the definitive proxy statement of Legacy relating to its 2019 Annual Meeting of Stockholders filed with the SEC on April 12, 2019, and other documents filed by Legacy with the SEC. Additional information about Prosperity and its directors and executive officers may be found in the definitive proxy statement of Prosperity relating to its 2019 Annual Meeting of Shareholders filed with the SEC on March 14, 2019, and other documents filed by Prosperity with the SEC. These documents can be obtained free of charge from the sources described above.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, invitation, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2019

LEGACYTEXAS FINANCIAL GROUP, INC.

By:	/s/ J. Mays Davenport
J. Mays Davenport, Executive Vice President and Chief Financial Officer

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